UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2013

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders of Alleghany Corporation (“Alleghany”) held on April 26, 2013: (i) four directors were elected to serve for three-year terms on the Board of Directors of Alleghany, (ii) the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2013 fiscal year was ratified, and (iii) an advisory vote on Alleghany executive compensation was approved. Set forth below are the voting results for these proposals:

		For	Against	Abstain	Broker Non-Votes
(i)	Election of Directors

	(a) Stephen P. Bradley	14,912,737	55,646	12,005	516,352

	(b) Karen Brenner	14,920,697	48,121	11,570	516,352

	(c) Thomas S. Johnson	14,344,409	473,031	162,948	516,352

	(d) James F. Will	14,797,514	76,045	106,829	516,352

(ii)	Ratification of the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2013 fiscal year	15,484,220	9,280	3,240	N/A

(iii)	Advisory vote on Alleghany’s executive compensation	14,800,153	125,046	55,189	516,352

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: April 29, 2013	By:	/s/ John L. Sennott, Jr.
	Name:	John L. Sennott, Jr.
	Title:	Senior Vice President

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